Exhibit 99.1


                             Joint Filer Information
                             -----------------------

Name and Address of Reporting Person:               Phlcorp, Inc.
                                                    529 East South Temple
                                                    Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:           AmeriCredit Corp.
                                                    (ACF)

Relationship of Joint Filer to Issuer:              10% Owner (1)

Date of Event Requiring Statement:                  January 15, 2008

Designated Filer: Leucadia National Corporation





SIGNATURE:

PHLCORP, INC.

By: /s/ Joseph A. Orlando
    -----------------------------------
    Name: Joseph A. Orlando
    Title: Vice President

Dated:  January 17, 2008



(1) Directly owned by RCG Baldwin, LP ("RCG Baldwin"). Indirectly owned by Baldwin Enterprises, Inc. ("Baldwin"), Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia"). Baldwin is a wholly-owned subsidiary of Phlcorp, and Phlcorp is a wholly-owned subsidiary of Leucadia. Baldwin, the sole limited partner of RCG Baldwin, has sole decision making authority and sole pecuniary interest with respect to any shares of common stock of the Issuer, or options to purchase such shares pursuant to an agreement with the general partner.

                             Joint Filer Information
                             -----------------------


Name and Address of Reporting Person:             Baldwin Enterprises, Inc.
                                                  529 East South Temple
                                                  Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:         AmeriCredit Corp.
                                                  (ACF)

Relationship of Joint Filer to Issuer:            10% Owner (1)

Date of Event Requiring Statement:                January 15, 2008

Designated Filer: Leucadia National Corporation




SIGNATURE:

BALDWIN ENTERPRISES, INC.

By: /s/ Joseph A. Orlando
    ---------------------------------
    Name: Joseph A. Orlando
    Title: Vice President


Dated:  January 17, 2008


(1) Directly owned by RCG Baldwin, LP ("RCG Baldwin"). Indirectly owned by Baldwin Enterprises, Inc. ("Baldwin"), Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia"). Baldwin is a wholly-owned subsidiary of Phlcorp, and Phlcorp is a wholly-owned subsidiary of Leucadia. Baldwin, the sole limited partner of RCG Baldwin, has sole decision making authority and sole pecuniary interest with respect to any shares of common stock of the Issuer, or options to purchase such shares pursuant to an agreement with the general partner.

                             Joint Filer Information
                             -----------------------


Name and Address of Reporting Person:                 RCG Baldwin, LP
                                                      666 Third Avenue
                                                      26th Floor
                                                      New York, New York 10017

Issuer Name and Ticker or Trading Symbol:             AmeriCredit Corp.
                                                      (ACF)

Relationship of Joint Filer to Issuer:                10% Owner (1)

Date of Event Requiring Statement:                    January 15, 2008

Designated Filer: Leucadia National Corporation



SIGNATURE:

RCG BALDWIN, LP
   By: Ramius Advisors, LLC, its general partner
   By: Baldwin Enterprises, Inc., as attorney-in-fact


By: /s/ Joseph A. Orlando
    ---------------------------------
    Name: Joseph A. Orlando
    Title: Vice President

Dated:  January 17, 2008



(1) Directly owned by RCG Baldwin, LP ("RCG Baldwin"). Indirectly owned by Baldwin Enterprises, Inc. ("Baldwin"), Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia"). Baldwin is a wholly-owned subsidiary of Phlcorp, and Phlcorp is a wholly-owned subsidiary of Leucadia. Baldwin, the sole limited partner of RCG Baldwin, has sole decision making authority and sole pecuniary interest with respect to any shares of common stock of the Issuer, or options to purchase such shares pursuant to an agreement with the general partner.